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                                                                    Exhibit 99.2

                         EXECUTIVE EMPLOYMENT AGREEMENT


         This Executive Employment Agreement (the "Agreement") is made as of this 29th day of March, 2001, by and between uDate.Com, Inc., (the "Company"), and Duane A. Dahl ("Executive") (collectively, the "Parties")

         NOW, THEREFORE, in consideration of the mutual covenants in this Agreement, the Parties agree as follows:

         1. TERM OF AGREEMENT. The term of this Agreement (the "Term") commences on the date hereof (the "Effective Date") and, unless earlier terminated in accordance with Section 5, terminates at midnight at the end of March 29, 2005. Prior to the end of the Term the Company and Executive may execute a written agreement extending Executive's Term.

         2. EMPLOYMENT. The Company hereby agrees to employ Executive as Chief Executive Officer of Internet Dating Division, and Executive hereby accepts such employment under the terms and conditions of this Agreement. Executive's employment under this Agreement shall be on a full-time basis starting on the Effective Date through the remainder of the Term.

         3. DUTIES. Executive shall render exclusive, full-time services to the Company as its Chief Executive Officer of Internet Dating Division, and shall perform such duties as the Company may from time to time assign and which are ordinarily and customarily assigned to an employee occupying the position held by the Chief Executive Officer of the principal operating division of a company. Executive shall report solely to the Chief Executive Officer of the Company ("Company CEO"). Executive shall perform services under this Agreement at the Company's Seattle, Washington office. It is intended by the parties hereto that Executive will manage and control all operating issues with respect to the Internet Dating Division of the Company.

         Executive shall devote his reasonable best efforts and his full business time, skill and attention to the performance of his duties under this Agreement. Executive may serve on corporate, civil or charitable boards or committees involving no conflict of interest with the Company's interests and not significantly interfering with the performance of his duties under this Agreement. Executive shall comply with and be bound by the Proprietary Information and Inventions Agreement, an executed original of which is attached as Exhibit A, to the same extent as if the terms of Exhibit A were fully stated in this Agreement.

         4. COMPENSATION AND BENEFITS. During his employment under this Agreement, Executive shall receive the following compensation and benefits:

                  (a) BASE SALARY. The Company shall pay Executive an initial salary of Two Hundred and Fifty Thousand Dollars ($250,000) per annum ("Base Salary"), beginning on the Effective Date. Base Salary shall be payable in equal semi-monthly installments and shall be subject to such deductions or withholdings as the Company is required to make by law or by further agreement with Executive. If Executive's Base Salary is increased at any time during his

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employment, then such increased Base Salary shall be used for all purposes under this Agreement.

                  (b) RETENTION BONUS. Upon the Effective Date, Executive shall be granted an option to purchase 180,000 shares of common stock at the exercise price equal to $1.88 pursuant to a consulting agreement with Company (the "Nonqualified Option"), substantially in the form of the stock option agreement attached hereto as Exhibit B-1. All terms, conditions and limitations of the Nonqualified Option shall be governed by the stock option agreement attached hereto as Exhibit B-1 and this Agreement, and to the extent not inconsistent, the Company's 2001 Stock Incentive Plan attached as Exhibit C (the "Plan").

                  (c) PERFORMANCE BONUS. Executive shall receive a cash bonus of up to one hundred and twenty-five percent (125%) of Base Salary, depending upon his achievement of milestones and objectives reasonably agreed between and set forth by the Executive and Company CEO, as approved by the Remuneration committee of the Company Board. The Bonus Year shall end on the anniversary of the Effective Date. Bonuses shall be set within 30 days after the end of each Bonus Year and paid quarterly

                  (d) EMPLOYEE BENEFITS. Beginning on the Effective Date, Executive shall be entitled to all benefits to which other executives of the Company are entitled, on comparable terms, including without limitation, participation in pension and profit sharing plans, 401(k) plan, group insurance policies and plans, medical, health, vision, and disability insurance policies and plans, and the like, which may be maintained by the Company for the benefit of its executives.

                  (e) CAR ALLOWANCE. Executive shall receive Two Thousand and No/100 Dollars ($2,000.00) per month as a car allowance.

                  (f) BOARD SEAT. Executive shall be appointed to the Company Board of Directors on the Effective Date.

                  (g) EXPENSE REIMBURSEMENT. Executive shall receive, against presentation of proper receipts and vouchers, reimbursement for direct and reasonable out-of-pocket expenses incurred by him in connection with the performance of his duties under this Agreement, according to the policies of the Company.

                  (h) PAID TIME OFF. Each January 1, Executive shall be credited with twenty (20) days of paid time off per year for paid vacation and sick leave per Company policies. For the current year, Executive shall be credited with a prorated number of days. Unused paid time off shall be carried over from year to year, and shall be paid upon termination, regardless of reason. Company also agrees to credit all unused paid time off remaining under Executive's Employment Agreement with Kiss.com.

                  (i) STOCK OPTIONS. Upon the Effective Date Executive shall be granted an option to purchase 520,000 shares of common stock at an exercise price equal to the fair market value of the Company common stock ("Incentive Option", and, together with the Nonqualified Option, the "Stock Options"), substantially in the form of the stock option agreement attached hereto as Exhibit B-2. 130,000 shares of the Incentive Option shall immediately vest upon execution of this Agreement. Thereafter, an additional 48,750 shares shall vest on each three-

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month anniversary date after the execution of this Agreement over two years pursuant the schedule and conditions set forth in the stock option agreement attached as Exhibit B-2.

         To the maximum extent possible, the Incentive Option shall be an incentive stock option as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended. To the extent that any portion of the Incentive Option does not qualify as an incentive stock option under Section 422 of the Code, that portion of the Incentive Option shall be treated as a nonqualified stock option. All terms, conditions and limitations of the Incentive Option granted hereunder shall be governed by the stock option agreement attached as Exhibit B-2 and this Agreement, and to the extent not inconsistent, the Plan.

         5. TERMINATION. Either party may terminate Executive's employment with the Company at any time for any reason, provided such termination is not contrary to law or any provision of this Agreement.

         6. TERMINATION BY DEATH OR DISABILITY. Subject to applicable state or federal law, if while employed under this Agreement Executive dies or becomes permanently disabled (as evidenced by notice to the Company of Executive's inability to carry out his job responsibilities for a continuous period of more than three months), Executive's employment under this Agreement shall terminate on the date of death or the date upon which the Board of Directors determines that Executive has failed to carry out his job responsibilities for at least three (3) continuous months. Upon termination, Company shall pay Executive (or his estate) each of the following: (i) any Base Salary earned but unpaid before termination and all accrued but unused paid time off; (ii) a lump sum payment derived by taking the amount of the prior year's bonus (or if termination occurs before a bonus is paid, 50% of Base Salary), dividing by twelve and multiplying by the number of months Executive was employed in the Bonus Year before termination; (iii) any business expenses incurred but not reimbursed as of the date of termination. Vesting of the Stock Options shall cease on the date of termination.

         7. RESIGNATION WITHOUT GOOD REASON/TERMINATION FOR JUST CAUSE. If Executive resigns from his employment with the Company other than for Good Reason (as defined below), or if the Company terminates Executive's employment for Just Cause (as defined below), the Company's obligation to make payments under this Agreement shall cease upon termination, except the Company shall pay Executive each of the following: (i) any Base Salary earned but unpaid before termination and all accrued but unused paid time off; (ii) a lump sum payment derived by taking the amount of the prior year's bonus (or if termination occurs before a bonus is paid, 50% of Base Salary), dividing by twelve and multiplying by the number of months Executive was employed in the Bonus Year before termination; and (iii) any business expenses incurred but not reimbursed as of the date of termination. Vesting of the Stock Options shall cease on the date of termination. Resignation Without Good Reason or Termination for Just Cause shall be effective upon the date of receipt of written notice of resignation or termination, as appropriate.

         8. TERMINATION WITHOUT JUST CAUSE/RESIGNATION FOR GOOD REASON. If the Company terminates Executive without Just Cause or Executive resigns from his employment with the Company for Good Reason (as defined below), Executive shall receive each of the following benefits: (i) any Base Salary earned but unpaid before termination and all accrued but

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unused paid time off; (ii) any business expenses incurred but not reimbursed as of the date of termination; (iii) Executive's remaining stock options shall vest immediately; (iv) payment to Executive of the equivalent of eighteen (18) months of his then current base salary in a lump sum or in periodic payments at Executive's election; (v) in lieu of Bonus, payment to Executive a lump sum equal to fifty percent (50%) of Executive's Base Salary or Executive Bonus remaining whichever amount is greater; (vi) reimbursement for any payments Executive makes under COBRA for himself and all eligible dependents for a period of twenty-four (24) months; and, (vii) if Executive then has no replacement coverage under a plan offered by another employer, payment for substantially similar medical and dental insurance for himself and all eligible dependents for twelve (12) months following the expiration of COBRA coverage. In addition to these benefits, all unvested stock options and equity awards held by Executive shall accelerate and fully vest, and any restrictions shall lapse; all stock options shall remain exercisable for at least two years following such termination, but not beyond their term. Executive shall not be required to mitigate amounts payable under this paragraph by seeking other employment or otherwise, and there shall be no offset against amounts due Executive under this Agreement on account of later employment. Additionally, amounts owed to Executive under this Agreement shall not be offset by any claims the Company may have against Executive; the Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations under this Agreement shall not be affected by any other circumstances, including without limitation any counterclaim, defense or other right that the Company may have against Executive or others.

                  (a) "JUST CAUSE" for termination will mean a vote of the Company's Board of Directors, acting in good faith based upon the information then known to the Company after a reasonable investigation (including at a minimum, review of Executive's written response to the information alleged to constitute Just Cause and Executive's opportunity to address the Board directly or through Executive's attorney), that determines that Executive has (A) committed or engaged in repeated intentional misconduct in connection with his duties under this Agreement, which misconduct is materially and demonstrably harmful to the Company's business, or (B) materially breached a material term of this Agreement, which breach is materially and demonstrably harmful to the Company's business and which breach remains uncured thirty (30) days after written notice of such breach is delivered to Executive.

                  (b) "GOOD REASON" shall mean: (i) the Company becoming insolvent, as evidenced by its inability to meet its obligations in the ordinary course of business; (ii) a reduction in Executive's Base Salary; (iii) a material reduction in the scope of Executive's duties; (iv) except for terms related to the payment of money, the Company's breach of any term of this Agreement and failure to cure such breach within ten (10) days after written notice of such default; (v) a "Change of Control"; or (vi) involuntary removal from the Company's Board of Directors or failure to renominated for service on the Board. Executive's right to terminate his employment under this Agreement for Good Reason shall not be affected by his incapacity due to physical or mental illness.

                  (c) "CHANGE IN CONTROL" shall mean, and shall be deemed to occur upon the happening of, any one of the following. The holdings of any shareholders existing as of the date of this Agreement shall not be considered for the purpose analyzing whether a Change of Control has occurred.

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                  (1)      A Board Change;

                  (2) The acquisition, directly or indirectly, by any person of beneficial ownership of twenty-five percent (25%) or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, which acquisition is not approved in advance or ratified by a majority of the incumbent Directors;

                  (3) The acquisition, directly or indirectly, by any person of beneficial ownership of fifty percent (50%) or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, which acquisition has been approved in advance or ratified by a majority of the incumbent Directors;

                  (4) The approval by the shareholders of the Company of a merger, share exchange, sale of substantially all of the Company's assets or any other similar transaction ("Business Combination") unless, following such Business Combination, all or substantially all the individuals and entities who were the beneficial owners of the outstanding voting securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then-outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction, owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the outstanding voting securities; or

                  (5) Approval by the shareholders of the Company of a liquidation or dissolution of the Company.

         (d) "BOARD CHANGE" means that a majority of the seats (other than vacant seats) on the Board have been occupied by individuals who were neither
(a) nominated or appointed by a majority of the incumbent Directors nor (b) nominated or appointed by directors so nominated or appointed.

          9. MISCELLANEOUS.

                  (a) MODIFICATION/WAIVER. This Agreement may not be amended, modified, superseded, canceled, renewed or expanded, or any terms or covenants waived, except by a writing executed by each of the Parties or, in the case of a waiver, by the party waiving compliance. Failure of any party to require performance of any provision shall not affect his or its right at a later time to enforce the same. No waiver of a breach of any term or covenant in this Agreement, whether by conduct or otherwise, in any one or more instances shall be construed as a further or continuing waiver.

         10. SUCCESSORS AND ASSIGNS. The Company may not assign or transfer rights or obligations under this Agreement except that the Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the Company's business and/or assets to expressly assume and agree to perform this Agreement

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in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Executive may not assign this Agreement.

         11. NOTICES. All notices given under this Agreement shall be given by certified mail, addressed, or delivered by hand, to the Company at its business headquarters, addressed to the Chairman of the Board, and to Executive at his last known residence as shown in the Company's records, or at any other address hereafter furnished by notice given in like manner. Executive promptly shall notify Company of any change in his address. Each notice shall be dated the date of its mailing or delivery and shall be deemed given, delivered or completed on such date.

         12. GOVERNING LAW; PERSONAL JURISDICTION. Washington law shall govern this Agreement and all disputes relating to this Agreement. The Parties agree that venue shall be in King County, Washington. In the event it is necessary for either party to institute suit in connection with this Agreement or its breach, the substantially prevailing party shall be entitled to reimbursement for its costs and attorneys' fees incurred.

         13. ENTIRE AGREEMENT. This Agreement together with Exhibits A, B and C attached hereto set forth the entire agreement and understanding of the Parties with regard to the employment of the Executive by the Company and supersede any and all prior agreements, arrangements and understandings, written or oral, pertaining to the subject matter of this Agreement.

         14. EXHIBITS. The following exhibits to this Agreement are attached hereto and constitute a part of this Agreement:

             Exhibit A   --   Proprietary Information and Inventions Agreement

             Exhibit B-1 --   Nonqualified Stock Option Agreement

             Exhibit B-2 --   Incentive Stock Option Agreement

             Exhibit C   --   Company's 2001 Stock Incentive Plan

         15. SHAREHOLDER APPROVAL. The Company represents and warrants that no shareholder approval is required for it to enter into and provide the benefits required under this Agreement. The Company represents and warrants that it is not prevented from entering into or performing this Agreement by the terms of any law, order, rule or regulation, by-law, declaration of trust or agreement.

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         IN WITNESS WHEREOF, the parties have each duly executed this Executive
Employment Agreement as of the day and year first above written.

                                         UDATE


/s/ Duane A. Dahl                        By /s/ Martin R. Clifford
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DUANE A. DAHL                            Its Executive Vice President
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